UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund (the “Fund”) -- Class J Shares – returned 13.05% for the six months ended November 30, 2013, compared to a return of 11.93% over this period for the Standard & Poor’s 500 Index. Please see pages 3 through 5 of this report for complete standardized performance information for the Fund.

Market Perspective
Over the last six months, US equity markets continued the upward trend from the first part of the year as modest economic improvements continued. The economy continued to add jobs with unemployment touching 7%. Global monetary policy remains decidedly dovish despite the recent decision in the United States to taper bond buying and the overall Fed Funds borrowing rate remains near 0%. Gross domestic product also appears to have improved in the U.S. although its sustainability remains in question.

We believe the combination of these factors led to significant multiple expansion in valuations within the last six months and indeed throughout 2013. Nonetheless, there remain challenges on the horizon including ongoing political wrangling over budget and spending issues, an uneven recovery in Europe that is still in its early stages and a continued slowdown in key emerging markets.

Against this backdrop we continue to be pleased by the underlying business performance of the companies in the Fund and believe that it has provided a solid foundation for the market performance of the Fund over the last six months. Organic revenue growth averaged more than 5.1% and earnings growth averaged over 6.8% over the last six months. Such strength certainly should be seen as a testament to the business models these companies have built, the ongoing strength of the businesses and the consistent cash flows they produced and effectively deployed. These are the very attributes we seek in companies and demonstrate a resiliency that we believe has benefitted them in recent uncertain times and should continue to do so going forward.

The Effect at Jensen
The Fund’s relative outperformance was due in part to 1) security selection in the Consumer Discretionary, Information Technology and Materials sectors and 2) our lack of presence in the Energy, Telecom and Utilities sectors. Offsetting this to a degree was negative security selection in the Healthcare sector.

Leading contributors to performance during the period were Cognizant Technology Solutions, Nike and EcoLab. Accenture and LabCorp were leading detractors to performance and as noted below, LabCorp was ultimately sold during the period. Accenture exhibited a period of constrained growth that appeared to negatively impact the stock given strong results that had occurred in previous periods. The economic environment has impacted spending on technology services over the last few quarters and caused a relative slowing in Accenture’s results. Nonetheless, we continue to believe that the long-term prospects for Accenture are positive and our investment thesis for the business remains very much intact.

Portfolio Changes
Jensen sold LabCorp and Adobe while adding DuPont during this period.

As noted earlier, we are pleased with the underlying business performance for the companies held in the Fund for the six month period ended November 30, 2013. As such, it was a relatively quiet period in terms of wholesale portfolio changes. In total, we made two outright sales (LabCorp, and Adobe Systems) and one new purchase (DuPont).

DuPont is a globally diversified science and technology driven company that manufactures some of the most advanced materials in the world. We believe the company’s competitive advantages include economies of scale, innovation, strong brands, and high barriers to entry. In our estimation, DuPont is very good at creating innovative products based on their strong science and research competency. We believe coupling this advantage with the ability to commericalize these innovations via scale and strong brand management can enable the company to realize strong business returns. The company is focused on long-term growth drivers we find attractive: feeding the world, reducing dependence on fossil fuels, and keeping people and the environment safe. Just as we focus on the long term, we believe these are major opportunities for which DuPont is uniquely positioned to address for a sustainably long time.

In our opinion, DuPont has an excellent management team. The company has been under the helm of CEO Ellen Kullman since 2009. While it was a challenging time to take control of a large corporation, we believe Kullman and her team successfully navigated the company through difficult global economic conditions. Over the past several years, the company restructured its operations and divested one slow growth, low profit business, resulting in a much stronger company in our opinion. DuPont’s financials have improved in recent years as evidenced by the sharp increase in its Return on Equity from 24.2% in fiscal 2008 to 35.5% in fiscal 2012. We decided to add DuPont to the Fund following the announced sale of the company’s volatile titanium dioxide and refrigerant businesses. According to management, the spin-off of these commodity like businesses is expected to occur in the next 18 months and should result in higher, more stable growth going forward.

Semi-Annual Report	Jensen Quality Growth Fund	1

The Investment Committee decided to sell Adobe from the Fund during the fourth quarter. The company is transitioning its business to a subscription model, which will result in significantly lower earnings for a number of years. Although we see this change as a long term positive for the business, the transition will more than likely exclude the company from qualifying for the Jensen Quality Universe as we expect the company to breach our 15% Return on Equity requirement in fiscal 2013. On a positive note, the stock outperformed the overall market, providing us with a good opportunity to exit our position, realize profits, and invest the proceeds into what we believe are better long-term opportunities for the Fund.

In addition to selling Adobe, we sold our position in LabCorp due to concerns about increased pricing pressure from the company’s government customers and stagnant volumes from commercially-insured patients. We anticipated some of this pressure during our initial due diligence but the degree of both pricing headwinds and volume softness exceeded our original expectations.

The Jensen Outlook
We believe that U.S. equity markets have benefited greatly from the Federal Reserve’s accommodative monetary policy and from the modest economic improvement seen in the United States. While the U.S. Federal Open Market Committee indicated at its December meeting that it will begin “tapering” its bond purchases by $10 billion a month beginning in January, it also said it does not expect to raise interest rates anytime soon, suggesting cautious confidence in the economic outlook.

Guidance from many of our companies indicates a slow, but steady path of growth as these businesses continue to negotiate uncertain times. Against this backdrop we believe these quality businesses are well positioned to absorb the challenges that lie ahead. A balance of growth from diverse sources, either by industry or by geography, should in our view provide a natural hedge against difficulties in any particular area. Indeed, the Fund’s companies can benefit from a balance of revenues from inside the U.S. as well as outside, with just over half of the companies’ revenues coming from outside the U.S. and with a healthy balance between developed and emerging markets. We believe these balanced business models combined with disciplined execution can provide consistent long term business performance.

We remain committed to our belief that investment in quality growth businesses remains an important component in every investor’s portfolio. The businesses held in our portfolio have continued to provide stable, long-term growth in revenue, earnings, and free cash flow in spite of what has been an uncertain global economic landscape. We are entering what we believe will be a “show me” period for corporate earnings in order to justify the substantial rise in valuations for many companies. As buyers of businesses for the long term, rather than short term stock traders, we believe patient investors in businesses such as those held in the Fund may be rewarded if consistent growth becomes reflected in share prices.

Cordially,

The Jensen Investment Committee

Unless noted otherwise, this discussion and analysis of the Fund is as of November 30, 2013 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk, and principal loss is possible. The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Earnings growth is not a measure of the Fund’s future performance.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended November 30, 2013	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	31.45%	15.50%	15.57%	7.12%
S&P 500 Stock Index	30.30%	17.73%	17.60%	7.69%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2003 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Growth Fund	3

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended November 30, 2013	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	31.02%	15.22%	15.29%	6.86%
S&P 500 Stock Index	30.30%	17.73%	17.60%	7.69%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended November 30, 2013	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	31.81%	15.85%	15.92%	7.39%
S&P 500 Stock Index	30.30%	17.73%	17.60%	7.69%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on November 30, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Growth Fund	5

Investments by Sector as of November 30, 2013
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

6	Jensen Quality Growth Fund	Semi-Annual Report

Statement of Assets & Liabilities
November 30, 2013 (Unaudited)

Assets:
Investment, at value (cost $3,437,542,994)	$5,334,418,054
Income receivable	9,015,578
Receivable for capital stock issued	12,095,954
Other Assets	143,564
Total Assets	5,355,673,150

Liabilities:
Payable to Investment Adviser	2,226,436
Payable for capital stock redeemed	2,955,457
Accrued distribution fees	965,845
Accrued director fees	41,020
Accrued expenses and other liabilities	1,356,812
Total Liabilities	7,545,570
Total Net Assets	$5,348,127,580

Net Assets Consist of:
Capital stock	3,224,059,913
Accumulated undistributed net investment income	9,694,439
Accumulated net realized gain	217,498,168
Unrealized appreciation on investments	1,896,875,060
Total Net Assets	$5,348,127,580

Net Assets Consist of:
Class J Shares
Net Assets	$2,662,221,126
Shares outstanding	69,616,518
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized, $.001 par value)	$38.24

Class R Shares
Net Assets	$53,572,747
Shares outstanding	1,407,144
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$38.07

Class I Shares
Net Assets	$2,632,333,707
Shares outstanding	68,788,580
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$38.27

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	7

Schedule of Investments
November 30, 2013 (Unaudited) (showing percentage of total net assets)

Common Stocks - 96.52%

shares	Aerospace & Defense - 4.79%	value
2,313,000	United Technologies Corporation	$256,419,180

shares	Air Freight & Logistics - 5.53%	value
1,507,000	CH Robinson Worldwide, Inc.	$88,355,410
2,025,000	United Parcel Service, Inc. Class B	$207,319,500
		$295,674,910

shares	Beverages - 7.67%	value
3,980,000	The Coca-Cola Company	$159,956,200
2,961,000	PepsiCo, Inc.	$250,086,060
		$410,042,260

shares	Capital Markets - 3.42%	value
2,277,000	T. Rowe Price Group, Inc.	$183,207,420

shares	Chemicals - 8.02%	value
1,421,000	Ecolab, Inc.	$152,288,570
1,161,000	EI du Pont de Nemours & Company	$71,262,180
1,626,000	Praxair, Inc.	$205,298,760
		$428,849,510

shares	Electrical Equipment - 3.15%	value
2,512,000	Emerson Electric Company	$168,278,880

	Electronic Equipment, Instruments &
shares	Components - 2.49%	value
1,564,000	Amphenol Corporation Class A	$132,940,000

	Health Care Equipment &
shares	Supplies - 12.38%	value
3,491,000	Abbott Laboratories	$133,321,290
2,092,000	Becton Dickinson & Company	$227,170,280
3,093,000	Medtronic, Inc.	$177,290,760
1,594,000	Varian Medical Systems, Inc. (a)	$124,411,700
		$662,194,030

shares	Household Products - 7.83%	value
3,697,000	Colgate-Palmolive Company	$243,299,570
2,083,000	The Procter & Gamble Company	$175,430,260
		$418,729,830

shares	Industrial Conglomerates - 4.71%	value
1,889,000	3M Company	$252,200,390

shares	IT Services - 11.82%	value
2,863,000	Accenture PLC Class A (b)	$221,796,610
2,788,000	Automatic Data Processing, Inc.	$223,095,760
1,993,000	Cognizant Technology Solutions Corporation
	Class A (a)	$187,122,770
		$632,015,140

shares	Life Sciences Tools & Services - 2.93%	value
1,573,000	Waters Corporation (a)	$156,560,690

shares	Media - 4.33%	value
3,243,000	Omnicom Group, Inc.	$231,712,350

shares	Professional Services - 3.22%	value
2,558,000	Equifax, Inc.	$172,230,140

shares	Software - 7.60%	value
5,074,000	Microsoft Corporation	$193,471,620
6,042,000	Oracle Corporation	$213,222,180
		$406,693,800

shares	Specialty Retail - 3.48%	value
2,958,000	TJX Companies, Inc.	$185,999,040

shares	Textiles, Apparel & Luxury Goods - 3.15%	value
2,128,000	NIKE, Inc.	$168,409,920

Total Common Stocks		value
(Cost $3,265,282,430)		$5,162,157,490

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Growth Fund	Semi-Annual Report

Schedule of Investments continued

Short-Term Investment - 3.22%

shares	Money Market Fund - 3.22%	value
172,260,564		Fidelity Institutional Government Portfolio -
	Class I, 0.01% (c)	$172,260,564

Total Short-Term Investment		value
(Cost $172,260,564)		$172,260,564

Total Investments		value
(Cost $3,437,542,994) - 99.74%		$5,334,418,054
Other Assets in Excess of Liabilities - 0.26%		$13,709,526
TOTAL NET ASSETS - 100.00%		$5,348,127,580

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.15%.
(c)	Rate listed is the 7-day effective yield.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	9

Statement of Operations
Six Months Ended November 30, 2013 (Unaudited)

Investment Income:
Dividend income	$46,293,176
Interest income	4,809
46,297,985
Expenses:
Investment advisory fees	12,187,343
12b-1 - Class J	3,242,514
Sub-transfer agent expenses - Class J	805,911
Administration fees	801,445
Shareholder servicing fees - Class I	641,189
Custody fees	173,947
Fund Accounting fees	140,798
Transfer Agent fees - Class J	135,105
12b-1 fees - Class R	124,297
Reports to shareholders - Class J	123,076
Federal and state registration fees	100,616
Directors’ fees and expenses	84,443
Shareholder servicing fees - Class R	51,512
Professional fees	48,368
Transfer agent expenses	40,104
Other	25,801
Transfer agent fees - Class I	19,781
Reports to shareholders - Class I	19,348
Reports to shareholders - Class R	1,865
Transfer agent fees - Class R	652
Total expenses	18,768,115

Net Investment Income	27,529,870

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	147,592,630
Change in unrealized appreciation on investments	441,768,072
Net realized and unrealized gain on investments	589,360,702

Net Increase in Net Assets Resulting
from Operations	$616,890,572

Statements of Changes in Net Assets

	six months
	ended
	Nov. 30, 2013	year ended
Operations:	(Unaudited)	May 31, 2013
Net investment income	$27,529,870	$49,420,219
Net realized gain on investment
transactions	147,592,630	162,022,898
Change in unrealized appreciation on
investments	441,768,072	736,529,699
Net increase in net assets resulting
from operations	616,890,572	947,972,816

	six months
	ended
	Nov. 30, 2013	year ended
Capital Share Transactions:	(Unaudited)	May 31, 2013
Shares Sold - Class J	246,453,944	422,653,283
Shares Sold - Class R	5,952,615	12,126,857
Shares Sold - Class I	417,566,794	724,081,073
Shares issued in reinvestment of
dividends - Class J	11,364,849	25,808,289
Shares issued in reinvestment of
dividends - Class R	128,139	403,465
Shares issued in reinvestment of
dividends - Class I	11,757,511	22,124,191
Shares redeemed - Class J	(435,420,880)	(738,668,567)
Shares redeemed - Class R	(5,566,081)	(15,249,702)
Shares redeemed - Class I	(216,585,093)	(428,366,987)
Net increase	35,651,798	24,911,902

	six months
	ended
Dividends and Distributions to	Nov. 30, 2013	year ended
Shareholders:	(Unaudited)	May 31, 2013
Net investment income - Class J	(11,699,948)	(26,500,367)
Net investment income - Class R	(128,348)	(403,465)
Net investment income - Class I	(12,549,414)	(24,096,545)
Total dividends and distributions	(24,377,710)	(51,000,377)

	six months
	ended
	Nov. 30, 2013	year ended
Increase In Net Assets	(Unaudited)	May 31, 2013
	628,164,660	921,884,341

	six months
	ended
	Nov. 30, 2013	year ended
Net Assets:	(Unaudited)	May 31, 2013
Beginning of period	4,719,962,920	3,798,078,579
End of period (including accumulated
undistributed net investment income
of $9,694,439 and $6,542,279,
respectively)	$5,348,127,580	$4,719,962,920

The accompanying notes are an integral part of these financial statements.

10	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class J

	six months
	ended
	Nov. 30, 2013	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$33.98	$27.33	$29.11	$23.86	$19.47	$26.91
Income from investment operations:
Net investment income	0.18	0.34	0.32	0.27	0.24	0.30
Net realized and unrealized gains (losses)
on investments	4.24	6.65	(1.80)	5.25	4.39	(6.78)
Total from investment operations	4.42	6.99	(1.48)	5.52	4.63	(6.48)
Less distributions:
Dividends from net investment income	(0.16)	(0.34)	(0.30)	(0.27)	(0.24)	(0.31)
Dividends from net realized capital gains	—	—	—	—	—	(0.65)
Total distributions	(0.16)	(0.34)	(0.30)	(0.27)	(0.24)	(0.96)
Net asset value, end of period	$38.24	$33.98	$27.33	$29.11	$23.86	$19.47
Total return(1)	13.05%	25.74%	-5.04%	23.31%	23.85%	-23.90%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,662,221	$2,531,859	$2,307,634	$2,593,128	$1,776,091	$1,340,826
Ratio of expenses to average net assets(2)	0.88%	0.90%	0.91%	0.92%	0.92%	0.86%
Ratio of net investment income to average net assets(2)	1.00%	1.08%	1.18%	1.07%	1.04%	1.47%
Portfolio turnover rate(1)	8.94%	22.09%	15.80%	6.84%	12.33%	23.59%

(1)	Not annualized for the six months ended November 30, 2013.
(2)	Annualized for the six months ended November 30, 2013.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	11

Financial Highlights
Class R

	six months
	ended
	Nov. 30, 2013	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$33.83	$27.22	$29.01	$23.78	$19.40	$26.81
Income from investment operations:
Net investment income	0.11	0.25	0.26	0.23	0.20	0.23
Net realized and unrealized gains (losses)
on investments	4.22	6.64	(1.79)	5.23	4.37	(6.75)
Total from investment operations	4.33	6.89	(1.53)	5.46	4.57	(6.52)
Less distributions:
Dividends from net investment income	(0.09)	(0.28)	(0.26)	(0.23)	(0.19)	(0.24)
Dividends from net realized capital gains	—	—	—	—	—	(0.65)
Total distributions	(0.09)	(0.28)	(0.26)	(0.23)	(0.19)	(0.89)
Net asset value, end of period	$38.07	$33.83	$27.22	$29.01	$23.78	$19.40
Total return(1)	12.83%	25.43%	-5.26%	23.08%	23.59%	-24.10%
Supplemental data and ratios:
Net assets, end of period (000's)	$53,573	$47,074	$40,216	$29,077	$12,533	$7,652
Ratio of expenses to average net assets(2)	1.27%	1.16%	1.12%	1.10%	1.12%	1.13%
Ratio of net investment income to average net assets(2)	0.61%	0.82%	0.96%	0.87%	0.83%	1.18%
Portfolio turnover rate(1)	8.94%	22.09%	15.80%	6.84%	12.33%	23.59%

(1)	Not annualized for the six months ended November 30, 2013.
(2)	Annualized for the six months ended November 30, 2013.

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class I

	six months
	ended
	Nov. 30, 2013	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$34.00	$27.35	$29.14	$23.88	$19.48	$26.91
Income from investment operations:
Net investment income	0.23	0.42	0.40	0.37	0.34	0.37
Net realized and unrealized gains (losses)
on investments	4.24	6.66	(1.80)	5.24	4.36	(6.80)
Total from investment operations	4.47	7.08	(1.40)	5.61	4.70	(6.43)
Less distributions:
Dividends from net investment income	(0.20)	(0.43)	(0.39)	(0.35)	(0.30)	(0.35)
Dividends from net realized capital gains	—	—	—	—	—	(0.65)
Total distributions	(0.20)	(0.43)	(0.39)	(0.35)	(0.30)	(1.00)
Net asset value, end of period	$38.27	$34.00	$27.35	$29.14	$23.88	$19.48
Total return(1)	13.22%	26.10%	-4.76%	23.72%	24.21%	-23.71%
Supplemental data and ratios:
Net assets, end of period (000's)	$2,632,334	$2,141,031	$1,450,228	$1,552,075	$831,505	$303,557
Ratio of expenses to average net assets(2)	0.61%	0.62%	0.60%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets(2)	1.27%	1.36%	1.49%	1.39%	1.33%	1.72%
Portfolio turnover rate(1)	8.94%	22.09%	15.80%	6.84%	12.33%	23.59%

(1)	Not annualized for the six months ended November 30, 2013.
(2)	Annualized for the six months ended November 30, 2013.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	13

Notes to the Financial Statements
November 30, 2013 (Unaudited)

1. Organization and Significant Accounting Policies
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock. The Fund currently offers three different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market

14	Jensen Quality Growth Fund	Semi-Annual Report

prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of November 30, 2013, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$5,162,157,490	$5,162,157,490	$—	$—
Total Money
Market Fund	172,260,564	172,260,564	—	—
Total Investments	$5,334,418,054	$5,334,418,054	$—	$—

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the six months ended November 30, 2013 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2013. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2013, open Federal tax years include the tax years ended May 31, 2010 through 2013. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2013, there were no reclassifications made.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Semi-Annual Report	Jensen Quality Growth Fund	15

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	six months
	ended
	Nov. 30, 2013	year ended
Class J	(Unaudited)	May 31, 2013
Shares sold	6,946,479	13,742,393
Shares issued in
reinvestment of dividends	330,862	856,729
Shares redeemed	(12,169,195)	(24,540,829)
Net decrease	(4,891,854)	(9,941,707)
Shares outstanding:
Beginning of period	74,508,372	84,450,079
End of period	69,616,518	74,508,372

	six months
	ended
	Nov. 30, 2013	year ended
Class R	(Unaudited)	May 31, 2013
Shares sold	169,366	399,182
Shares issued in
reinvestment of dividends	3,738	13,423
Shares redeemed	(157,399)	(498,606)
Net increase (decrease)	15,705	(86,001)
Shares outstanding:
Beginning of period	1,391,439	1,477,440
End of period	1,407,144	1,391,439

	six months
	ended
	Nov. 30, 2013	year ended
Class I	(Unaudited)	May 31, 2013
Shares sold	11,608,083	23,324,668
Shares issued in
reinvestment of dividends	341,978	732,488
Shares redeemed	(6,134,302)	(14,118,192)
Net increase	5,815,759	9,938,964
Shares outstanding:
Beginning of period	62,972,821	53,033,857
End of period	68,788,580	62,972,821

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the period ended November 30, 2013, were $428,602,430 and $532,785,231, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $51,000,377 and $48,421,373 paid during the years ended May 31, 2013 and 2012, respectively, were classified as ordinary income for tax purposes. There were no long-term capital gain distributions paid during the years ended May 31, 2013 and 2012.

At May 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,259,549,768
Gross unrealized appreciation	$1,464,300,919
Gross unrealized depreciation	(9,248,833)
Net unrealized appreciation	1,455,052,086
Undistributed ordinary income	6,542,279
Undistributed long-term capital gain	69,960,440
Total distributable earnings	76,502,719
Other accumulated gains	—
Total accumulated gains	$1,531,554,805

At May 31, 2013, the Fund had total tax basis capital losses of $0.

On December 20, 2013, the Fund declared and paid a distribution from ordinary income of $7,185,851, $86,063 and $9,051,721 for Class J, Class R, and Class I, respectively, to shareholders of record as of December 19, 2013.

On December 20, 2013, the Fund declared and paid a long-term capital gain of $82,751,791, $1,670,392 and $80,674,309 for Class J, Class R and Class I, respectively, to shareholders of record as of December 19, 2013.

5. Line of Credit
The Fund has a $250 million revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement ran through December 20, 2013 and has subsequently been renewed for another year at the same terms. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2013, the rate on the Fund’s line of credit was 2.25%. The fund did not borrow on the line of credit as of and during the six months ended November 30, 2013.

16	Jensen Quality Growth Fund	Semi-Annual Report

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the six months ended November 30, 2013 was 0.06%.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the six months ended November 30, 2013 was 0.21%.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, held 43.86% of the outstanding shares of the Class J share class. At November 30, 2013, Great-West Life & Annuity Insurance Company, for the benefit of its customers, held 30.58% of the outstanding shares of the Class R share class.

Semi-Annual Report	Jensen Quality Growth Fund	17

Expense Example - November 30, 2013 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (June 1, 2013–November 30, 2013).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2013
Jensen Quality Growth Fund – Class J	June 1, 2013	November 30, 2013	– November 30, 2013
Actual	$1,000.00	$1,130.50	$4.70
Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.46

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2013
Jensen Quality Growth Fund – Class R	June 1, 2013	November 30, 2013	– November 30, 2013
Actual	$1,000.00	$1,128.30	$6.78
Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.43

* Expenses are equal to the Fund’s annualized six-month expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2013
Jensen Quality Growth Fund – Class I	June 1, 2013	November 30, 2013	– November 30, 2013
Actual	$1,000.00	$1,132.20	$3.26
Hypothetical (5% annual return before expenses)	1,000.00	1,022.01	3.09

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Semi-Annual Report	Jensen Quality Growth Fund	19

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure
Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Investment Advisory and Service Contract with the Adviser (the “Agreement”), the Board of Directors (the “Board”), including the Fund’s independent directors (“Independent Directors”), conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Fund’s Agreement.

The entire Board had first met on April 12, 2013 to consider the information provided by the Adviser in connection with the renewal of the Agreement. Prior to the April 12, 2013 meeting, the Independent Directors conferred separately with their legal counsel, and after the April 12, 2013 meeting the Independent Directors again met separately with their legal counsel, to consider the information provided by the Adviser and identify any additional information they needed to evaluate the Agreement. The entire Board then met again on July 17, 2013 to consider the continuation of the Agreement.

During those meetings, the Board, including the Independent Directors, evaluated the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling and not every factor was given the same weight by each member of the Board (each, a “Director”).

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s organizational and ownership structure, including the impact of changes in management and ownership and its business succession plans, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance
The Board examined the investment performance of the Fund compared to the S&P 500 Index and Russell 1000 Growth Index, and to the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories for certain periods ending February 28, 2013. The Board noted the favorable percentage returns of the Fund for the one-, five- and fifteen-year periods compared to the S&P 500 Index and the favorable percentage returns against the Russell 1000 Growth Index for the one- and fifteen-year periods. The Board also noted the Fund’s favorable percentile rankings for the one- and five-year periods compared to its Lipper category and its four-star Morningstar rating for the five-year period, and the Fund’s overall three-star Morningstar rating. The Board also noted the Fund’s underperformance compared to its indices and Lipper and Morningstar categories for the three- and ten-year periods. The Board was informed by the Adviser that the three-year period underperformance compared to its indices was attributable principally to the outperformance of lower quality companies, which the Fund is not permitted to purchase, and from company selection that detracted from returns in certain market sectors. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio
The Board compared the Fund’s advisory fee with those of the mutual funds in the Fund’s Morningstar category. The Board noted that the Fund’s advisory fee of 0.50% (before the effect of breakpoints above $4 billion in net assets) continued to be below the median and the average for its category at similar asset levels, even when passively managed funds and funds that have no share classes that are offered to retail investors are included. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of institutional separate account clients, the Adviser charges its separate accounts a minimum fee of 0.50% for individual investors and 0.45% for institutional investors, but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same

20	Jensen Quality Growth Fund	Semi-Annual Report

level of administrative support as the Fund. The Board also noted the Adviser’s consideration of entering into sub-advisory arrangements, where advisory fees are typically lower than those for a directly advised separate account because of the reduced services required of the sub-advisor.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was higher than the average and the median of all funds with comparable net assets in its Morningstar category but also noted that, when compared only to retail class shares of actively managed funds, the Fund’s expense ratio was lower than both the average and the median. Compared to all funds with comparable net assets in the Fund’s Lipper category, the Board noted that the Fund’s expense ratio was higher than the average, even when excluding passively managed funds. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser
The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2012 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. Even after adjustments for certain compensation expenses were made, it appeared that the Adviser’s pre-tax profit margin was significantly higher than the median pre-tax profit margin of the group of publicly traded advisers. It was noted that the Adviser’s adjustment to its compensation expense was made because its profitability may have been overstated due to the relatively low salaries and bonuses paid to its principals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. The Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund and the Adviser’s subsidization of the Fund during the early years of the Fund’s existence. Finally, the Board observed the increase in net assets for the Fund that contributed to higher margins for the Adviser in 2012 and also noted the Adviser’s expectations for slightly lower profit margins for 2013 due in part to the effect of breakpoints that would reduce the advisory fees charged to the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a somewhat higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing–multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.90% for the fiscal year ended May 31, 2013, despite the addition of sub-transfer agency expenses in 2010. Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also observed that, with net asset levels over $4 billion during most of the fiscal year ended May 31, 2013, Fund shareholders were realizing the effect of the first fee breakpoint. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Based on the data presented, the Board concluded that additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits
The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the

Semi-Annual Report	Jensen Quality Growth Fund	21

Adviser maintained a separate account advisory business and managed another mutual fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations
The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously to renew the Agreement for a one-year period until July 31, 2014.

2. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2013 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2013.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.13% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Jensen Quality Growth Fund	Semi-Annual Report

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Roger A. Cooke J.D. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President –Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – present); Director of Laika, Inc., an animation studio (2002 – present).

Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Semi-Annual Report	Jensen Quality Growth Fund	23

Interested Directors and Officers

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Val E. Jensen* Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Retired, Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004); Chairman (since 2002) and Director (since 1992) of the Fund.	1	None

Gary W. Hibler, Ph.D.* Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President	1 Year Term; Served since February 2007.

President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).

				N/A	N/A

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Chairman (January 2013 – present), Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

24	Jensen Quality Growth Fund	Semi-Annual Report

Interested Directors and Officers continued

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.

Director of Finance and Chief Compliance Officer (2003 – February 2007), Vice President, Treasurer and Director (February 2007 – present), and Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).

				N/A	N/A

David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Sales and Marketing for Jensen Investment Management, Inc. (2002 – present); various sales and marketing management positions for Berger Financial Group LLC and Berger Distributors LLC, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of Berger Distributors (1995 – 2002).

				N/A	N/A

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).

				N/A	N/A

* This individual is an “interested person” of the Fund within the meaning of the 1940 Act.
** Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.
The Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-221-4384

Semi-Annual Report	Jensen Quality Growth Fund	25

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JNRPSEMI – 1113	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/4/2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/4/2014

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	2/4/2014

*	Print the name and title of each signing officer under his or her signature.